Exhibit 99.2

Copyright 2021 Porch.com. All rights reserved M&A and Investor Update Presentation October 27, 2021 Love your home. For moving and improving and everything in between.

Copyright 2021 Porch.com. All rights reserved Presenters Matt Ehrlichman CEO & Founder, Porch Group Marty Heimbigner CFO, Porch Group Joshua Steffan VP and Group GM, Inspection and Real Estate 2

Copyright 2021 Porch.com. All rights reserved 3 DISCLAIMERS 3 Forward - Looking Statements Certain statements in this presentation may be considered “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally relate to future events, including Porch Group, Inc . ’s (“Porch”) future financial and operating performance . For example, projections of future revenue, Contribution Margin, Adjusted EBITDA margin and other metrics, business strategy and plans, and anticipated impacts from pending or completed, and anticipated closing timing of pending acquisitions are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the ability to recognize the anticipated benefits of Porch’s December 2020 business combination (the “Merger”) with PropTech Acquisition Corporation (“PropTech”), which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain key commercial relationships and retain its management and key employees ; (2) expansion plans and opportunities, including completed, future and pending acquisitions, including the consummation of the acquisition of CSE and the successful integration of AHP, or additional business combinations including the acquisitions referenced in this presentation ; (3) costs related to the Merger and being a public company ; (4) litigation, complaints, and/or adverse publicity ; (5) the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability ; (6) privacy and data protection laws, privacy or data breaches, or the loss of data ; (7) the impact of the COVID - 19 pandemic and its effect on the business and financial conditions of Porch ; and (8) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Porch's most recent annual report on Form 10 - K/A, most recent Form 10 - Q for the quarter ended June 30 , 2021 and subsequent reports filed, with the Securities and Exchange Commission . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Porch does not undertake any duty to update these forward - looking statements, except as may be required by law . Non - GAAP Financial Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA Margin and Contribution Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Porch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, net, income taxes , other expenses, net, depreciation and amortization, certain non - cash long - lived asset impairment charges, stock - based compensation expense and acquisition - related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs . Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue . Contribution Margin is defined as revenue less all variable expenses, including cost of revenue, marketing and sales . Porch uses these non - GAAP measures to compare Porch’s performance to that of prior periods for budgeting and planning purposes . Porch believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Porch’s results of operations . Porch believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Porch’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Porch's method of determining these non - GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Porch does not recommend the sole use of these non - GAAP measures to assess its financial performance . Porch management does not, and you should not, consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Porch’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Contribution Margin and other non - GAAP measures differently, and therefore Porch’s Adjusted EBITDA, Adjusted EBITDA Margin, Contribution Margin and other non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Porch is not providing reconciliations of expected Adjusted EBITDA margin, contribution margin for future periods to the most directly comparable measures prepared in accordance with GAAP because Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control . Use of Projections This presentation contains financial forecasts of Porch, namely Porch’s projected revenue, Contribution Margin and Adjusted EBITDA Margin for 2021 . Porch’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . These projections should not be relied upon as being necessarily indicative of future results . The projected financial information contained in this presentation constitutes forward - looking information . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved .

Copyright 2021 Porch.com. All rights reserved 4 Business Update

Copyright 2021 Porch.com. All rights reserved 5 Porch Unlocks Mortgage Industry With Acquisition of Floify Mortgage and Loan Officer Point of Sale Software Earliest Access to Homebuyers Within Porch Ecosystem Recurring Revenue Model With Strong SaaS KPIs

Copyright 2021 Porch.com. All rights reserved 6 Porch, the Vertical Software Platform for the Home Insurance (Carrier, Agency & Warranty) Vertical Software (SaaS + Transaction)

Copyright 2021 Porch.com. All rights reserved Porch is a Leading Software Provider in Key Home Verticals 7 (1) Based on Porch management estimates of relative market share #1 Inspector ERP / CRM (1) #1 Moving Labor + Full Service (1) A Leading Mortgage Automation and Point - of - Sale Solution (1) #1 transaction management software for title companies (1)

Copyright 2021 Porch.com. All rights reserved Porch Has Early Access to High - Intent Homebuyers 8 Title file opened Receives inspection Engages with Porch Concierge Purchases home insurance Books movers Purchases home warranty Sets up utilities and cable and security Ongoing home projects Porch knows homebuyers are moving ~ 6 weeks before the move due to unique early access Major move - related purchase decisions begin to be made Customer info becomes public (available to everyone else) via USPS Everyone else Mortgage application begins

Copyright 2021 Porch.com. All rights reserved 9 Floify Deep Dive

Copyright 2021 Porch.com. All rights reserved 10 Floify Dramatically Streamlines the Mortgage Process for Borrowers eSign Checklist Easy data inputs Improved consumer mortgage experience

Copyright 2021 Porch.com. All rights reserved 11 Floify Makes Mortgage Companies and Loan Officers More Efficient Sales tracker Borrower disclosure management Loan officer point - of - sale software

Copyright 2021 Porch.com. All rights reserved 12 Floify by the Numbers Efficient and Rapid Growth $10M September '21 ARR Exceptional SaaS Metrics $0M Outside Capital Raised Robust Customer Base >1500 Companies ~77k Loan Applications per Month 10.5x 1H - 21 LTV / CAC (1) 130% Q2 - 21 Net Revenue Retention (NRR) 143% Q2 - 21 Large (2) Customer NRR ~10K Loan Officers 1) LTV / CAC calculated as average estimated lifetime revenue per client divided by average variable sales and marketing costs 2) Large Customer defined as customers who have generated $10K+ in ARR on average over their lifetime or for a consistent period of time on a monthly basis 3) Management estimate $15M 2022 Revenue (Expected) ~100% Recurring Revenue 71% Q2 - 21E YoY ARR Growth Large Target Market $1B+ SaaS Fee TAM (3)

Copyright 2021 Porch.com. All rights reserved 13 Floify’s Strong Track Record of Growth and Profitability $4.1 $3.0 2018 2019 2020 2021E $6.1 $0.0 $15.0 2022E $0.1 $10.0 $1.0 $1.5 Summary Financials ($M) Revenue EBITDA $0.0 1) Per company financials and management estimates

Copyright 2021 Porch.com. All rights reserved 14 Significant Growth Levers to Support Strong Historical ARR growth Q1 - 18 $1.0M $4.2M Q3 - 18 Q2 - 18 Q4 - 20 Q1 - 17 $3.9M Q1 - 19 Q2 - 17 Q4 - 17 Q3 - 17 Q4 - 18 Q2 - 19 $3.3M Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q1 - 21 Q2 - 21 $1.3M $1.6M $1.7M $2.2M $3.1M $3.6M $3.9M $4.5M $5.2M $5.9M $6.7M $7.4M $8.9M $10.0M 72% CAGR Consistent ARR Growth Expand S&M Operations Increase S&M spend Expand inside sales team Launch enterprise sales team Launch Additional Modules Expand Floify + Develop new modules as separate products Launch Transaction Monetization Introduce homebuyers utilizing Floify to Porch’s Insurance and Move - related services Drive transaction revenue and consumer satisfaction Expand POS Functionality Rollout of recently launched mobile app Expand relationships with enterprise companies Evaluate Floify pricing 1) Per company financials

Copyright 2021 Porch.com. All rights reserved 15 Floify Helps Companies Operate More Effectively (1) “If you want to be a better loan officer or if you want your customers and your referral partners to perceive you to be a well - organized, efficient loan officer, Floify is the best thing for that” Richard David, Co - founder and COO 92 % Reported Improved Communication 91 % Reported Reduced Workload 79% Loan Officers Reported Closing Loans 1 - 10 Days Faster ~100% Reported Shorter Time Spent Per Loan 1) Based on survey conducted by Floify of customers during Q3/Q4 2019

Copyright 2021 Porch.com. All rights reserved $15M $1BN+ 16 Floify Has a Large Total Available Market ~10K ~184K ~77K ~1.7M Loan officers (1) Monthly applications (2) TAM (3) Industry 1) Floify count as of July, 2021; Industry data from Conference of State Bank Supervisors 2020 MLO Report 2) Floify represents average number of completed loan applications January - September, 2021. Industry data for 2020 per CFPB 2020 Mortgage Market Activity and Trends report 3) Floify represents 2022E revenue; $1BN+ based on management estimates of addressable mortgage service market

Copyright 2021 Porch.com. All rights reserved Floify Offers an Attractive Entrance to the Mortgage Space Transaction Summary • Definitive Agreements signed: October 27, 2021 • Total closing consideration of $86.5M represents ~5.75X 2022 estimated $15M revenue • Consideration includes: • $76.5M of cash at closing • $10M in Porch stock at closing • Porch is guaranteeing the Sellers that the $10 million of Porch common stock will double in value by the end of 2024 with respect to any such Porch shares retained by the Sellers throughout that period 17

Copyright 2021 Porch.com. All rights reserved Closing

Copyright 2021 Porch.com. All rights reserved 1. Vertical software leader to key home service companies with low churn and high NPS 2. Large and ideal consumer audience provided via software companies, with low acquisition costs 3. Unique, substantial, and valuable property data 4. Large insurance operation with CAC, pricing, data, and value prop advantages 5. Proven team with strong track record 6. Massive and expanded >$320B addressable TAM 7. Strong financial results with fast revenue growth and high contribution margins 8. Positioned for long - term leadership for the home: SaaS, insurance, warranty, moving and maintenance 1 2 3 4 5 6 7 8 19 Porch Group Investment Highlights

Copyright 2021 Porch.com. All rights reserved Thank you